CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Charles K. Miller, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report on Form 10-Q of Notis Global, Inc. for the period ended March 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Notis Global, Inc.

November 26, 2019

By:	/s/ Charles K. Miller
Charles K. Miller
Title:	Director
(Principal Financial and Accounting Officer)